UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 28, 2011
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico (State or Other Jurisdiction of Incorporation)	001-31579 (Commission File Number)	66-031262 (IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Doral Financial Corporation (the “Company”), held on June 28, 2011 (the “Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Proxy Statement”).
Proposal 1 — The election of six (6) directors of the Company for a one-year term ending on next year’s Annual Meeting of Shareholders of the Company.
The following six (6) nominees named in the Company’s Proxy Statement were elected as directors for a one-year term. The voting results were as follows:

Election of Directors-Nominees	Votes For	Votes Withheld	Broker Non-Votes
Dennis G. Buchert	74,021,719	6,086,753	27,477,064
James E. Gilleran	74,321,679	5,786,793	27,477,064
Douglas L. Jacobs	74,330,227	5,778,245	27,477,064
David E. King	70,759,071	9,349,401	27,477,064
Gerard L. Smith	74,324,099	5,784,373	27,477,064
Glen R. Wakeman	78,711,092	1,397,380	27,477,064
Proposal 2 — Ratification of the selection of Pricewaterhouse Coopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011
The proposal to ratify the selection of Pricewaterhouse Coopers LLP as the Company’s Independent Registered Public Accounting Firm for 2011 was approved. The voting results were as follows:

For:	105,059,483
Against:	386,113
Abstain:	2,139,940
Broker Non-Votes:	0
Proposal 3 — Consideration of a non-binding advisory “say on pay” vote regarding the compensation of our named executive officers
The proposal to consider the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis. The voting results were as follows:

For:	39,425,812
Against:	23,288,752
Abstain:	17,393,908
Broker Non-Votes:	27,477,064
Proposal 4 — Consideration of a non-binding advisory “say on frequency” vote regarding the frequency of the advisory vote on the compensation of our named executive officers
With respect to the advisory vote on whether the shareholder advisory vote on the compensation of the Company’s named executive officers should occur every one, two or three years, the choice of one year obtained the majority of the votes cast. The voting results were as follows:

One (1) Year:	70,161,708
Two (2) Years:	80,570
Three (3) years:	2,505,511
Abstain:	7,360,683
Broker Non-Votes:	27,477,064

Based on this result and in accordance with the previous recommendation of the Company’s Board of Directors set forth in the Company’s Proxy Statement, the Company will hold a non-binding, advisory vote on the compensation of its named executive officers every one year until the next required vote on the frequency of shareholder votes on named executive officer compensation. The Company is required to hold non-binding advisory votes on the frequency of shareholder votes on named executive officer compensation at least once every six years.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: June 29, 2011	By:	/s/ Enrique R. Ubarri
		Name:	Enrique R. Ubarri
		Title:	Executive Vice President and General Counsel